AMENDMENT TO CONVERTIBLE NOTE

This Amendment to Convertible Note (“Agreement”) is entered into this 30th day of June 2008, by Interstate Data USA, Inc. (the “Company”) and Mr. Vincent O. Ebuh (“Noteholder”).

PRELIMINARY STATEMENTS

WHEREAS, the Company has previously issued to Mr. Apollos Ikpobe the convertible promissory note attached hereto as Annex A (the “Note”) in the aggregate principal amount of $100,000;

WHEREAS, Mr. Ikpobe previously assigned the Note to the Noteholder pursuant to the assignment attached hereto as Annex B (the “Assignment”);

WHEREAS, the maturity date under the Note is June 30, 2008; and

WHEREAS, the Company has requested, and the Noteholder has agreed, subject to the terms and conditions set forth herein, to extend the maturity date under the Note to December 31, 2008 and to waive all defaults under the Note, if any;

NOW, THEREFORE, in consideration of the foregoing, of the mutual agreements hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree follows:

1. The parties agree that the recitals set forth above are true and correct and are incorporated into this Agreement by reference.

2. The parties agree that the maturity date under the Note shall be extended to December 31, 2008.

3. The Noteholder hereby waives in its entirety any and all defaults under the Note.

4. Except as provided herein, all other terms of the Note are ratified and confirmed.

5. This Agreement shall bind and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

6. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute the same instrument.

7. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts of located in the state of Texas.

8. This Agreement may be executed by facsimile signature and that such facsimile signature shall have the same effect as original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

INTERSTATE DATA USA, INC.

By:
  _____________________
Name: Randall R. Carpenter
Title: President

NOTEHOLDER:

_____________________
Mr. Vincent O. Ebuh

Annex A

Convertible Note

Annex B

Assignment of Note